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                           [ARTHUR ANDERSEN LLP LETTERHEAD]





                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 17, 1997 (and to all references to our Firm) included in OccuSystems, Inc.'s Form 10-K for the year ended December 31, 1996, made a part of this Registration Statement.


                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 24, 1997